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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 18, 1999, included in F.Y.I. Incorporated's Form 10-K for the year ended December 31, 1998 and to all references to our firm included in this Registration Statement.




                                          ARTHUR ANDERSEN LLP




Dallas, Texas
May 26, 1999